UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22609

Oppenheimer Global High Yield Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 11/30/2017

Item 1. Reports to Stockholders.

Semiannual Report	11/30/2017

OppenheimerFunds® The Right Way to Invest

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/30/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	JPMorgan Global High Yield Index
6-Month	2.13%	-2.73%	2.87%
1-Year	7.92	2.80	10.10
Since Inception (11/8/13)	3.62	2.39	5.83

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER GLOBAL HIGH YIELD FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 2.13% during the reporting period. In comparison, the JPMorgan Global High Yield Index (the “Index”) returned 2.87%.

FUND REVIEW

During the reporting period, the Fund’s largest allocation was to U.S. high yield bonds. This area of the Fund underperformed the Index in the Consumer Products and Telecommunications sectors.

In Consumer Products, the Fund’s underperformance relative to the Index was primarily driven by security selection in two companies. The first was a recreational products company that continued to face secular challenges, slowing demand and high product inventories. Due to our negative outlook on the back of increasingly weak fundamentals, we sold out of our position in this name. The second was a personal care products company that has struggled in the face of heightened levels of competition, increasing pricing pressures and changing consumer consumption patterns in retail. We pared down our position in this name given our view that positive catalysts are limited in the near term.

The Telecommunications sector was one of the worst performers in the reporting period following a number of negative catalysts including the unraveling of a pre-announced merger in the wireless space and poor earnings from several wireline companies with large capital structures. The Fund’s security selection in the sector was negatively impacted due to our overweight in some of the larger wireline companies. Although these companies have been under pressure from secular challenges and competition from cable operators, we were looking for some moderation in subscriber trends and stabilization in margins, which did not materialize in the most recent quarter. Subsequently, we reduced our overweight and also moved up the capital structure for some wireline issuers, while maintaining our overweight in wireless.

The U.S. high yield bond portion of the Fund outperformed the Index in the Healthcare and Utility sectors. In Healthcare, our outperformance relative to the Index was primarily driven by security selection in one pharmaceutical company, which has seen a new management team streamline the business, sell off non-core assets, deleverage the balance sheet and improve liquidity. We have been opportunistically trimming our position into strength and taking advantage of relative value opportunities that we see in the primary market, while maintaining a modest overweight in the name given our expectation that future asset sales, stabilizing fundamentals and further debt reduction can improve the credit profile.

3        OPPENHEIMER GLOBAL HIGH YIELD FUND

Relative to the Index, the Fund was overweight the Utility sector, which was one of the best performing sectors in the reporting period. Security selection was positively impacted by an overweight position in an independent power producer, which benefited from a merger with a much better capitalized rival. We had confidence that the merger would go through given the complementary assets of the two companies and substantial synergies. We also benefited from an overweight position in a well-managed but smaller and more highly levered independent power producer, which was a strong performer during the period.This company was able to cut costs and improve profitability much faster than expected given some of the secular challenges facing the industry. We significantly reduced our position in both of these holdings following the run up in bond prices.

Our emerging market corporate bond strategy produced a strong absolute return, and it outperformed the overall return of the Index and the emerging market portion of the Index. Our overweight positions in Brazil and in Mexico were the main contributors to the strategy’s outperformance. We also benefited from the sovereign exposure to Ukraine and from selective corporate exposures to frontier markets in Africa. Other positive contributors included the more defensive Utility and Pulp & Paper sectors and a large quasi-sovereign energy company in Brazil. Performance detractors included no-exposure or underweight positions in high-beta countries such as South Africa, Jamaica,

Zambia, and Indonesia. Returns were also adversely impacted by underweight positions in the Metals & Mining, Financial and Housing sectors. In the Financial sector, we exited a position in Russia in light of higher volatility and limited visibility among small and mid-sized banks in the country.

STRATEGY & OUTLOOK

At period end, we continue to have our largest allocation to the U.S. high yield sleeve, where we have our most significant overweight positions versus the Index in Telecommunications and Broadcasting. In a rising rate environment, we believe the Telecommunications sector has the potential to outperform. We are anticipating mixed fundamentals and the potential for total return upside as the sector has a mix of credits with defensive characteristics, as well as higher beta names that have potential positive catalysts. The wireless space is characterized by intense competitive and pricing pressures. However, in our view, the cash flow profile of the weaker wireless companies has the potential to be enhanced with proper execution and improved capital efficiency. Wireline companies continue to face secular headwinds and competition from cable companies, which is why we reduced our overweight and also moved up the capital structure for some issuers.

At period end, we are currently overweight the TV and outdoor segments of the Broadcasting sector. We expect core advertising revenue to be relatively flat

4        OPPENHEIMER GLOBAL HIGH YIELD FUND

given the supportive economic backdrop, which should partially offset the continued competition from digital platforms, in our view. Our overweight positioning is predicated on our view that growth in net retransmission revenues will offset declining subscriber counts across the multichannel video programming distributors (MVPDs) and that looser regulations and a return to political advertising will be positive tailwinds for broadcast television in 2018.

The U.S. high yield sleeve is underweight the Technology and Financial sectors at period end. We hold an underweight position in the Technology sector primarily due to what we view as poor relative value. Within the sector, we are more cautious on hardware credits and see selective opportunities in the software space. Leverage in the hardware space has reached multi-year highs, and we believe deleveraging will require a stable operating environment, which could be at risk given the cyclicality of the semiconductor and memory segments. In addition, softer topline revenue trends are expected to continue in PC, storage and handsets. On the other hand, we believe more stable topline revenues and healthy margins should drive free cash flow generation and deleveraging for the software space.

We are underweight the Financials sector at period end. Tight valuations relative to the Index reflect our view that a constructive interest rate environment and consumer macro trends will be positive fundamental drivers in 2018. Given these dynamics, we have been decreasing our underweight position in the sector by opportunistically investing in higher-quality names with strong liquidity profiles and capital ratios.

Emerging market economic growth momentum remained robust in 2017, including GDP recoveries in large economies such as Brazil and Russia. This, coupled with the also strong economic growth in developed markets, led to a synchronized global growth, creating a very favorable backdrop to support corporate fundamentals in emerging markets. Inflows to emerging market corporate bonds have continued to be robust, providing an extra support for valuations, with emerging market corporate spreads remaining at near post global-financial crisis all-time tights. We slightly increased the allocation to EM corporates to 12% from 10%, which remains at the lower end of our typical range of 10% - 20%.

While we still view the state of emerging markets as constructive, given somewhat rich valuations, we think upside in 2018 will be more limited with the bulk of returns coming from coupon income rather than price appreciation. We also expect higher volatility in countries with an active political calendar, including Brazil and Mexico, both of which will be holding presidential elections in 2018. We will be closely monitoring these political developments which could translate into buying opportunities in local companies with solid balance sheets. At period end, we also continue to hold a fair number of defensive and higher quality names in the portfolio. If

5        OPPENHEIMER GLOBAL HIGH YIELD FUND

general market volatility ensues, we believe our emerging markets corporate portfolio is positioned so that we could take advantage of potential market opportunities as well as increase the allocation to the asset class.

Michael A. Mata Portfolio Manager

Ruta Ziverte Portfolio Manager

Chris Kelly, CFA Portfolio Manager

The opinions of the Portfolio Managers do not necessarily reflect the opinions of OppenheimerFunds.

6        OPPENHEIMER GLOBAL HIGH YIELD FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds and Notes	93.3%
Investment Company Oppenheimer Institutional Government Money Market Fund	5.1
Common Stocks	0.9
Corporate Loans	0.5
Foreign Government Obligations	0.2
Rights, Warrants and Certificates	—*
Preferred Stocks	—*

*Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2017, and are based on the total market value of investments.

TOP TEN GEOGRAPHICAL HOLDINGS

United States	78.4%
Canada	3.6
Brazil	2.9
Netherlands	1.2
Ireland	1.1
Mexico	1.1
Luxembourg	1.0
Russia	0.9
Bermuda	0.8
United Kingdom	0.7

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2017, and are based on the total market value of investments.

7        OPPENHEIMER GLOBAL HIGH YIELD FUND

REGIONAL ALLOCATION

U.S./Canada	82.0%
Latin & South America	6.9
Europe	5.5
Middle East/Africa	2.3
Asia	1.9
Emerging Europe	1.4

Portfolio holdings and allocation are subject to change. Percentages are as of November 30, 2017, and are based on total market value of investments.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	5.1%
BBB	3.9
BB	45.9
B	34.4
CCC	8.4
C	0.0
Unrated	2.3
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of November 30, 2017, and are subject to change. Except for securities labeled “Unrated,” all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as S&P Global Ratings (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Government Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

8        OPPENHEIMER GLOBAL HIGH YIELD FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/30/17

	Inception Date	6-Month	1-Year	Since Inception
Class A (OGYAX)	11/8/13	2.13%	7.92%	3.62%
Class C (OGYCX)	11/8/13	1.88	7.18	2.92
Class I (OGYIX)	11/8/13	2.42	8.30	3.98
Class R (OGYNX)	11/8/13	2.11	7.78	3.40
Class Y (OGYYX)	11/8/13	2.39	8.37	3.96

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/30/17

	Inception Date	6-Month	1-Year	Since Inception
Class A (OGYAX)	11/8/13	-2.73%	2.80%	2.39%
Class C (OGYCX)	11/8/13	0.88	6.18	2.92
Class I (OGYIX)	11/8/13	2.42	8.30	3.98
Class R (OGYNX)	11/8/13	2.11	7.78	3.40
Class Y (OGYYX)	11/8/13	2.39	8.37	3.96

STANDARDIZED YIELDS
For the 30 Days Ended 11/30/17
Class A	4.30%
Class C	3.81
Class I	4.86
Class R	4.26
Class Y	4.81

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 11/30/17
Class A	3.83%
Class C	3.25
Class I	4.50
Class R	3.66
Class Y	4.28

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended November 30, 2017 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized

9        OPPENHEIMER GLOBAL HIGH YIELD FUND

standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended November 30, 2017. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The Fund’s performance is compared to the performance of the JPMorgan Global High Yield Index. The JPMorgan Global High Yield Index is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800. CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10        OPPENHEIMER GLOBAL HIGH YIELD FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended November 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11        OPPENHEIMER GLOBAL HIGH YIELD FUND

Actual	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Expenses Paid During 6 Months Ended November 30, 2017
Class A	$1,000.00	$1,021.30	$6.10
Class C	1,000.00	1,018.80	9.66
Class I	1,000.00	1,024.20	4.32
Class R	1,000.00	1,021.10	7.37
Class Y	1,000.00	1,023.90	4.58

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.05	6.09
Class C	1,000.00	1,015.54	9.65
Class I	1,000.00	1,020.81	4.32
Class R	1,000.00	1,017.80	7.36
Class Y	1,000.00	1,020.56	4.57

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended November 30, 2017 are as follows:

Class	Expense Ratios
Class A	1.20%
Class C	1.90
Class I	0.85
Class R	1.45
Class Y	0.90

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS November 30, 2017 Unaudited

	Principal Amount	Value
Foreign Government Obligation—0.2%
Ukraine, 7.375% Sr. Unsec. Nts., 9/25/32 (Cost $97,750)[1]	$100,000	$98,740
Corporate Loans—0.5%
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.85% [LIBOR12+350], 10/11/20[2]	45,470	45,504
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 8.083% [LIBOR4+675], 1/30/19[2]	65,000	49,156
IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.89% [LIBOR4+450], 8/6/21[2]	53,625	52,687
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 8.583% [LIBOR4+725], 4/16/20[2,3]	20,000	17,796
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.492% [LIBOR12+325], 10/25/20[2,3]	89,227	72,949
Total Corporate Loans (Cost $243,494)		238,092
Corporate Bonds and Notes—92.3%
Consumer Discretionary—19.1%
Auto Components—1.1%
American Axle & Manufacturing, Inc., 6.25% Sr. Unsec. Nts., 4/1/25[1]	145,000	149,350
Cooper-Standard Automotive, Inc., 5.625% Sr. Unsec. Nts., 11/15/26[1]	100,000	103,500
Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[1]	110,000	119,625
Goodyear Tire & Rubber Co. (The), 5.00% Sr. Unsec. Nts., 5/31/26	60,000	62,343
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.375% Sr. Sec. Nts., 12/15/23[1]	45,000	48,487
Tenneco, Inc., 5.00% Sr. Unsec. Nts., 7/15/26	45,000	46,013
		529,318
Automobiles—0.3%
Jaguar Land Rover Automotive plc, 4.50% Sr. Unsec. Nts., 10/1/27[1]	135,000	134,072
Distributors—0.3%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	119,000	122,392
Diversified Consumer Services—0.1%
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	65,000	55,088
Hotels, Restaurants & Leisure—5.4%
1011778 B.C. ULC/New Red Finance, Inc.:
4.25% Sr. Sec. Nts., 5/15/24[1]	65,000	65,260
5.00% Sec. Nts., 10/15/25[1]	110,000	113,300
Aramark Services, Inc., 4.75% Sr. Unsec. Nts., 6/1/26	65,000	67,519

13        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Boyd Gaming Corp., 6.375% Sr. Unsec. Nts., 4/1/26	$75,000	$81,937
CEC Entertainment, Inc., 8.00% Sr. Unsec. Nts., 2/15/22	85,000	81,600
Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21	80,000	82,400
CRC Escrow Issuer LLC/CRC Finco, Inc., 5.25% Sr. Unsec. Nts., 10/15/25[1]	90,000	90,225
Eldorado Resorts, Inc., 6.00% Sr. Unsec. Nts., 4/1/25	50,000	52,890
Gateway Casinos & Entertainment Ltd., 8.25% Sec. Nts., 3/1/24[1]	40,000	43,300
Golden Nugget, Inc.:
6.75% Sr. Unsec. Nts., 10/15/24[1]	170,000	174,037
8.75% Sr. Sub. Nts., 10/1/25[1]	125,000	130,312
Hilton Domestic Operating Co., Inc., 4.25% Sr. Unsec. Nts., 9/1/24	45,000	45,787
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.125% Sr. Unsec. Nts., 12/1/24[1]	110,000	120,312
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]	145,000	158,956
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC:
4.75% Sr. Unsec. Nts., 6/1/27[1]	80,000	82,072
5.25% Sr. Unsec. Nts., 6/1/26[1]	90,000	95,400
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc., 5.625% Sr. Unsec. Nts., 5/1/24	110,000	118,250
MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23	105,000	116,025
6.625% Sr. Unsec. Nts., 12/15/21	45,000	50,175
Mohegan Gaming & Entertainment, 7.875% Sr. Unsec. Nts., 10/15/24[1]	65,000	68,738
Penn National Gaming, Inc., 5.625% Sr. Unsec. Nts., 1/15/27[1]	105,000	109,200
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]	50,000	44,250
Scientific Games International, Inc.:
5.00% Sr. Sec. Nts., 10/15/25[1]	55,000	55,756
10.00% Sr. Unsec. Nts., 12/1/22	145,000	160,225
Silversea Cruise Finance Ltd., 7.25% Sr. Sec. Nts., 2/1/25[1]	45,000	48,713
Six Flags Entertainment Corp., 4.875% Sr. Unsec. Nts., 7/31/24[1]	45,000	45,900
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 5.875% Sr. Sec. Nts., 5/15/25[1]	105,000	100,013
Viking Cruises Ltd., 5.875% Sr. Unsec. Nts., 9/15/27[1]	45,000	45,619
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25% Sr. Unsec. Nts., 5/15/27[1]	35,000	35,722
Wynn Macau Ltd.:
4.875% Sr. Unsec. Nts., 10/1/24[1]	10,000	10,175
5.50% Sr. Unsec. Nts., 10/1/27[1]	10,000	10,150
		2,504,218
Household Durables—2.8%
American Greetings Corp., 7.875% Sr. Unsec. Nts., 2/15/25[4]	90,000	98,100
AV Homes, Inc., 6.625% Sr. Unsec. Nts., 5/15/22	105,000	109,992

14        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Household Durables (Continued)
Beazer Homes USA, Inc.:
5.875% Sr. Unsec. Nts., 10/15/27[1]	$80,000	$80,400
6.75% Sr. Unsec. Nts., 3/15/25	95,000	100,434
7.25% Sr. Unsec. Nts., 2/1/23	4,000	4,190
K Hovnanian Enterprises, Inc., 10.00% Sec. Nts., 7/15/22[1]	45,000	49,275
KB Home, 7.625% Sr. Unsec. Nts., 5/15/23	100,000	115,250
Lennar Corp.:
4.50% Sr. Unsec. Nts., 4/30/24	165,000	170,569
4.75% Sr. Unsec. Nts., 11/29/27[1]	45,000	46,237
M/I Homes, Inc., 5.625% Sr. Unsec. Nts., 8/1/25	70,000	71,400
Mattamy Group Corp., 6.50% Sr. Unsec. Nts., 10/1/25[1]	25,000	26,312
MDC Holdings, Inc., 6.00% Sr. Unsec. Nts., 1/15/43	70,000	69,650
PulteGroup, Inc.:
5.00% Sr. Unsec. Nts., 1/15/27	60,000	63,363
5.50% Sr. Unsec. Nts., 3/1/26	65,000	71,035
6.00% Sr. Unsec. Nts., 2/15/35	10,000	10,750
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[4]	90,000	95,906
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	40,000	41,600
4.875% Sr. Unsec. Nts., 3/15/27	15,000	15,563
William Lyon Homes, Inc., 5.875% Sr. Unsec. Nts., 1/31/25	89,000	91,225
		1,331,251
Media—6.9%
Altice Financing SA, 6.50% Sec. Nts., 1/15/22[1]	75,000	77,625
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]	275,000	281,875
AMC Entertainment Holdings, Inc.:
5.75% Sr. Sub. Nts., 6/15/25	70,000	68,512
5.875% Sr. Sub. Nts., 11/15/26	65,000	63,781
6.125% Sr. Sub. Nts., 5/15/27	40,000	39,850
AMC Networks, Inc., 4.75% Sr. Unsec. Nts., 8/1/25	45,000	44,775
Block Communications, Inc., 6.875% Sr. Unsec. Nts., 2/15/25[1]	20,000	21,350
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.00% Sr. Unsec. Nts., 3/1/23[1]	25,000	25,047
5.00% Sr. Unsec. Nts., 2/1/28[1]	115,000	112,700
5.125% Sr. Unsec. Nts., 5/1/27[1]	79,000	78,457
5.75% Sr. Unsec. Nts., 2/15/26[1]	90,000	93,600
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[1]	36,000	36,585
Cinemark USA, Inc., 4.875% Sr. Unsec. Nts., 6/1/23	45,000	46,012
Clear Channel International BV, 8.75% Sr. Unsec. Nts., 12/15/20[1]	25,000	25,938
Clear Channel Worldwide Holdings, Inc.:
Series B, 6.50% Sr. Unsec. Nts., 11/15/22	120,000	121,950
Series B, 7.625% Sr. Sub. Nts., 3/15/20	175,000	173,906
CSC Holdings LLC:
5.25% Sr. Unsec. Nts., 6/1/24	80,000	78,175
5.50% Sr. Unsec. Nts., 4/15/27[1]	70,000	71,137

15        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media (Continued)
CSC Holdings LLC: (Continued)
10.875% Sr. Unsec. Nts., 10/15/25[1]	$75,000	$88,947
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24	170,000	171,454
7.75% Sr. Unsec. Nts., 7/1/26	35,000	37,888
Gray Television, Inc.:
5.125% Sr. Unsec. Nts., 10/15/24[1]	70,000	69,913
5.875% Sr. Unsec. Nts., 7/15/26[1]	140,000	142,450
iHeartCommunications, Inc., 9.00% Sr. Sec. Nts., 12/15/19	115,000	85,962
Lions Gate Entertainment Corp., 5.875% Sr. Unsec. Nts., 11/1/24[1]	160,000	169,800
MDC Partners, Inc., 6.50% Sr. Unsec. Nts., 5/1/24[1]	40,000	40,400
Nexstar Broadcasting, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	90,000	92,250
Salem Media Group, Inc., 6.75% Sr. Sec. Nts., 6/1/24[1]	105,000	106,181
SFR Group SA, 6.00% Sr. Sec. Nts., 5/15/22[1]	35,000	35,328
Sinclair Television Group, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	75,000	77,250
Sirius XM Radio, Inc., 5.375% Sr. Unsec. Nts., 7/15/26[1]	55,000	57,750
TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]	35,000	36,575
Time, Inc., 7.50% Sr. Unsec. Nts., 10/15/25[1]	25,000	29,375
Townsquare Media, Inc., 6.50% Sr. Unsec. Nts., 4/1/23[1]	25,000	24,844
Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22	50,000	51,250
Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[1]	20,000	20,050
5.125% Sr. Sec. Nts., 2/15/25[1]	185,000	180,375
Virgin Media Secured Finance plc, 5.50% Sr. Sec. Nts., 8/15/26[1]	65,000	68,036
Ziggo Secured Finance BV, 5.50% Sr. Sec. Nts., 1/15/27[1]	180,000	181,350
		3,228,703
Multiline Retail—0.2%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	75,000	78,844
Specialty Retail—1.7%
Eurotorg LLC Via Bonitron DAC, 8.75% Sr. Unsec. Nts., 10/30/22[1]	135,000	136,687
Freedom Mortgage Corp., 8.125% Sr. Unsec. Nts., 11/15/24[1]	35,000	36,487
GameStop Corp.:
5.50% Sr. Unsec. Nts., 10/1/19[1]	60,000	61,275
6.75% Sr. Unsec. Nts., 3/15/21[1]	115,000	120,462
Guitar Center, Inc., 6.50% Sr. Sec. Nts., 4/15/19[1]	30,000	28,538
L Brands, Inc., 6.875% Sr. Unsec. Nts., 11/1/35	205,000	208,075
Lithia Motors, Inc., 5.25% Sr. Unsec. Nts., 8/1/25[1]	45,000	47,363
Murphy Oil USA, Inc., 5.625% Sr. Unsec. Nts., 5/1/27	20,000	21,050
PetSmart, Inc.:
5.875% Sr. Sec. Nts., 6/1/25[1]	45,000	38,925
7.125% Sr. Unsec. Nts., 3/15/23[1]	50,000	36,625
8.875% Sr. Unsec. Nts., 6/1/25[1]	25,000	18,875

16        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Specialty Retail (Continued)
Sonic Automotive, Inc., 6.125% Sr. Sub. Nts., 3/15/27	$50,000	$50,500
		804,862
Textiles, Apparel & Luxury Goods—0.3%
Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[1]	40,000	40,850
4.875% Sr. Unsec. Nts., 5/15/26[1]	45,000	46,111
Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21	60,000	61,500
		148,461
Consumer Staples—3.6%
Food & Staples Retailing—1.5%
Albertsons Cos LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.625% Sr. Unsec. Nts., 6/15/24	65,000	62,400
Fresh Market, Inc. (The), 9.75% Sr. Sec. Nts., 5/1/23[1]	55,000	31,350
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	44,000	43,780
New Albertson’s, Inc., 7.45% Sr. Unsec. Nts., 8/1/29	65,000	54,519
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	30,000	31,669
Performance Food Group, Inc., 5.50% Sr. Unsec. Nts., 6/1/24[1]	45,000	46,912
Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[1]	170,000	157,887
Simmons Foods, Inc., 5.75% Sec. Nts., 11/1/24[1]	160,000	158,952
SUPERVALU, Inc.:
6.75% Sr. Unsec. Nts., 6/1/21	45,000	43,763
7.75% Sr. Unsec. Nts., 11/15/22	50,000	48,875
US Foods, Inc., 5.875% Sr. Unsec. Nts., 6/15/24[1]	10,000	10,550
		690,657
Food Products—1.4%
Adecoagro SA, 6.00% Sr. Unsec. Nts., 9/21/27[1]	120,000	119,700
B&G Foods, Inc., 5.25% Sr. Unsec. Nts., 4/1/25	20,000	20,498
Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]	140,000	139,300
JBS USA LUX SA/JBS USA Finance, Inc., 5.75% Sr. Unsec. Nts., 6/15/25[1]	110,000	107,937
Pilgrim’s Pride Corp.:
5.75% Sr. Unsec. Nts., 3/15/25[1]	115,000	120,980
5.875% Sr. Unsec. Nts., 9/30/27[1]	25,000	26,250
Post Holdings, Inc., 5.75% Sr. Unsec. Nts., 3/1/27[1]	70,000	71,925
TreeHouse Foods, Inc., 6.00% Sr. Unsec. Nts., 2/15/24[1]	35,000	36,794
		643,384
Household Products—0.1%
Kronos Acquisition Holdings, Inc., 9.00% Sr. Unsec. Nts., 8/15/23[1]	55,000	51,838
Spectrum Brands, Inc., 6.125% Sr. Unsec. Nts., 12/15/24	25,000	26,531
		78,369
Personal Products—0.6%
Avon International Operations, Inc., 7.875% Sr. Sec. Nts., 8/15/22[1]	190,000	193,266

17        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Personal Products (Continued)
Edgewell Personal Care Co., 4.70% Sr. Unsec. Nts., 5/24/22	$10,000	$10,450
Revlon Consumer Products Corp., 5.75% Sr. Unsec. Nts., 2/15/21	110,000	88,275
		291,991
Energy—14.3%
Energy Equipment & Services—2.1%
Calfrac Holdings LP, 7.50% Sr. Unsec. Nts., 12/1/20[1]	80,000	79,200
Ensco plc, 5.20% Sr. Unsec. Nts., 3/15/25	55,000	45,375
Exterran Energy Solutions LP/EES Finance Corp., 8.125% Sr. Unsec. Nts., 5/1/25[1]	20,000	21,350
McDermott International, Inc., 8.00% Sec. Nts., 5/1/21[1]	90,000	93,150
Noble Holding International Ltd., 7.75% Sr. Unsec. Nts., 1/15/24	65,000	56,550
Parker Drilling Co., 6.75% Sr. Unsec. Nts., 7/15/22	135,000	109,856
Pioneer Energy Services Corp., 6.125% Sr. Unsec. Nts., 3/15/22	115,000	93,725
Rowan Cos., Inc., 7.375% Sr. Unsec. Nts., 6/15/25	110,000	111,100
SESI LLC, 7.75% Sr. Unsec. Nts., 9/15/24[1]	70,000	72,275
Transocean, Inc.:
7.50% Sr. Unsec. Nts., 1/15/26[1]	25,000	25,750
9.00% Sr. Unsec. Nts., 7/15/23[1]	95,000	102,956
Trinidad Drilling Ltd., 6.625% Sr. Unsec. Nts., 2/15/25[1]	30,000	28,800
Weatherford International Ltd., 9.875% Sr. Unsec. Nts., 2/15/24	137,000	144,364
		984,451
Oil, Gas & Consumable Fuels—12.2%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875% Sr. Unsec. Nts., 12/15/24	20,000	22,150
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[1]	105,000	111,835
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00% Sr. Unsec. Nts., 4/1/22[1]	35,000	38,150
Baytex Energy Corp., 5.625% Sr. Unsec. Nts., 6/1/24[1]	130,000	122,850
Bill Barrett Corp., 8.75% Sr. Unsec. Nts., 6/15/25	70,000	73,850
California Resources Corp., 8.00% Sec. Nts., 12/15/22[1]	57,000	42,394
Calumet Specialty Products Partners LP/Calumet Finance Corp.:
6.50% Sr. Unsec. Nts., 4/15/21	50,000	50,062
7.625% Sr. Unsec. Nts., 1/15/22	90,000	90,675
Centennial Resource Production LLC, 5.375% Sr. Unsec. Nts., 1/15/26[1]	55,000	55,962
Cheniere Corpus Christi Holdings LLC:
5.125% Sr. Sec. Nts., 6/30/27[1]	45,000	46,631
7.00% Sr. Sec. Nts., 6/30/24	120,000	136,800
Chesapeake Energy Corp.:
6.125% Sr. Unsec. Nts., 2/15/21	43,000	43,537
8.00% Sec. Nts., 12/15/22[1]	17,000	18,169
8.00% Sr. Unsec. Nts., 1/15/25[1]	20,000	19,925

18        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Chesapeake Energy Corp.: (Continued) 8.00% Sr. Unsec. Nts., 6/15/27[1]	$20,000	$19,200
Citadel LP, 5.375% Sr. Unsec. Nts., 1/17/23[1]	70,000	72,118
CITGO Petroleum Corp., 6.25% Sr. Sec. Nts., 8/15/22[1]	5,000	5,022
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 12.00% Sec. Nts., 11/1/21	80,000	85,950
CNX Resources Corp.:
5.875% Sr. Unsec. Nts., 4/15/22	40,000	41,100
8.00% Sr. Unsec. Nts., 4/1/23	60,000	64,350
Continental Resources, Inc., 5.00% Sr. Unsec. Nts., 9/15/22	45,000	46,012
Cosan Ltd., 5.95% Sr. Unsec. Nts., 9/20/24[1]	185,000	190,245
CrownRock LP/CrownRock Finance, Inc., 5.625% Sr. Unsec. Nts., 10/15/25[1]	45,000	45,337
CVR Refining LLC/Coffeyville Finance, Inc., 6.50% Sr. Unsec. Nts., 11/1/22	120,000	123,900
Denbury Resources, Inc.:
4.625% Sr. Sub. Nts., 7/15/23	65,000	39,975
6.375% Sr. Sub. Nts., 8/15/21	65,000	47,450
9.00% Sec. Nts., 5/15/21[1]	85,000	82,450
Endeavor Energy Resources LP/EER Finance, Inc.:
5.50% Sr. Unsec. Nts., 1/30/26[1,3]	40,000	40,550
5.75% Sr. Unsec. Nts., 1/30/28[1,3]	40,000	40,600
Energy Transfer Equity LP, 5.875% Sr. Sec. Nts., 1/15/24	75,000	80,625
Enviva Partners LP/Enviva Partners Finance Corp., 8.50% Sr. Unsec. Nts., 11/1/21	105,000	112,612
EP Energy LLC/Everest Acquisition Finance, Inc.:
8.00% Sr. Sec. Nts., 11/29/24[1]	115,000	115,575
8.00% Sec. Nts., 2/15/25[1]	88,000	58,300
9.375% Sr. Unsec. Nts., 5/1/20	55,000	40,975
Extraction Oil & Gas, Inc., 7.375% Sr. Unsec. Nts., 5/15/24[1]	25,000	26,750
Foresight Energy LLC/Foresight Energy Finance Corp., 11.50% Sec. Nts., 4/1/23[1]	100,000	81,500
Genesis Energy LP/Genesis Energy Finance Corp.:
5.75% Sr. Unsec. Nts., 2/15/21	50,000	50,625
6.00% Sr. Unsec. Nts., 5/15/23	70,000	71,400
6.50% Sr. Unsec. Nts., 10/1/25	70,000	72,275
Geopark Ltd., 6.50% Sr. Sec. Nts., 9/21/24[1]	135,000	138,515
Halcon Resources Corp., 6.75% Sr. Unsec. Nts., 2/15/25[1]	45,000	45,900
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.625% Sr. Unsec. Nts., 2/15/26[1]	70,000	72,362
Holly Energy Partners LP/Holly Energy Finance Corp., 6.00% Sr. Unsec. Nts., 8/1/24[1]	25,000	26,188
Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75% Sr. Unsec. Nts., 4/1/22	213,000	149,100
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[4]	60,000	62,700
MEG Energy Corp.:
6.50% Sec. Nts., 1/15/25[1]	45,000	44,269
7.00% Sr. Unsec. Nts., 3/31/24[1]	120,000	108,600

19        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Murphy Oil Corp., 6.875% Sr. Unsec. Nts., 8/15/24	$60,000	$64,725
Murray Energy Corp., 11.25% Sec. Nts., 4/15/21[1]	280,000	156,800
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	45,000	48,825
NGL Energy Partners LP/NGL Energy Finance Corp.:
6.125% Sr. Unsec. Nts., 3/1/25	110,000	107,250
7.50% Sr. Unsec. Nts., 11/1/23	120,000	123,900
NuStar Logistics LP, 5.625% Sr. Unsec. Nts., 4/28/27	60,000	60,750
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	70,000	71,575
Parsley Energy LLC/Parsley Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/27[1]	35,000	35,853
PBF Holding Co. LLC/PBF Finance Corp.:
7.00% Sr. Sec. Nts., 11/15/23	55,000	58,025
7.25% Sr. Unsec. Nts., 6/15/25[1]	70,000	73,850
PBF Logistics LP/PBF Logistics Finance Corp., 6.875% Sr. Unsec. Nts., 5/15/23[1]	25,000	26,000
PDC Energy, Inc., 5.75% Sr. Unsec. Nts., 5/15/26[1]	45,000	46,631
Peabody Energy Corp.:
6.00% Sr. Sec. Nts., 11/15/18[5,6,7]	95,000	—
6.375% Sr. Sec. Nts., 3/31/25[1]	45,000	46,463
10.00% Sr. Sec. Nts., 3/15/22[5,6,7]	175,000	—
Petrobras Global Finance BV, 4.375% Sr. Unsec. Nts., 5/20/23	165,000	163,433
Puma International Financing SA, 5.125% Sr. Unsec. Nts., 10/6/24[1]	210,000	214,520
QEP Resources, Inc., 5.625% Sr. Unsec. Nts., 3/1/26	55,000	56,025
Resolute Energy Corp., 8.50% Sr. Unsec. Nts., 5/1/20	200,000	204,000
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23	135,000	114,581
7.75% Sr. Unsec. Nts., 6/15/21	50,000	47,625
SemGroup Corp./Rose Rock Finance Corp., 5.625% Sr. Unsec. Nts., 11/15/23	45,000	43,988
Southwestern Energy Co., 7.50% Sr. Unsec. Nts., 4/1/26	25,000	26,875
SRC Energy, Inc., 6.25% Sr. Unsec. Nts., 12/1/25[1]	95,000	97,850
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75% Sr. Unsec. Nts., 4/15/25	45,000	45,338
Sunoco LP/Sunoco Finance Corp., 6.375% Sr. Unsec. Nts., 4/1/23	90,000	95,513
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50% Sr. Unsec. Nts., 9/15/24[1]	60,000	62,550
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.00% Sr. Unsec. Nts., 1/15/28[1]	65,000	64,838
Topaz Marine SA, 9.125% Sr. Unsec. Nts., 7/26/22[1]	160,000	164,060
Ultra Resources, Inc.:
6.875% Sr. Unsec. Nts., 4/15/22[1]	30,000	30,398
7.125% Sr. Unsec. Nts., 4/15/25[1]	65,000	65,244
WPX Energy, Inc., 8.25% Sr. Unsec. Nts., 8/1/23	100,000	113,375
		5,706,380

20        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Financials—12.0%
Capital Markets—2.9%
Diamond Resorts International, Inc.:
7.75% Sr. Sec. Nts., 9/1/23[1]	$90,000	$98,100
10.75% Sr. Unsec. Nts., 9/1/24[1]	55,000	59,125
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5.00% Sr. Unsec. Nts., 8/1/21[1]	125,000	129,325
First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[1]	35,000	36,356
5.75% Sec. Nts., 1/15/24[1]	70,000	72,887
7.00% Sr. Unsec. Nts., 12/1/23[1]	185,000	196,216
Flex Acquisition Co., Inc., 6.875% Sr. Unsec. Nts., 1/15/25[1]	135,000	139,303
Koks OAO Via Koks Finance DAC, 7.50% Sr. Unsec. Nts., 5/4/22[1]	220,000	235,338
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[1]	90,000	99,562
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 6.125% Sr. Sec. Nts., 8/15/21[1]	35,000	35,263
Staples, Inc., 8.50% Sr. Unsec. Nts., 9/15/25[1]	165,000	148,912
Trident Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 11/1/25[1]	70,000	69,913
VFH Parent LLC/Orchestra Co.-Issuer, Inc., 6.75% Sec. Nts., 6/15/22[1]	25,000	26,281
		1,346,581
Commercial Banks—2.2%
Australia & New Zealand Banking Group Ltd. (United Kingdom), 6.75% [USISDA05+516.8] Jr. Sub. Perpetual Bonds[1,2,8]	40,000	45,650
Banco Mercantil del Norte SA (Grand Cayman), 7.625% [H15T10Y+535.3] Jr. Sub. Perpetual Bonds[1,2,8]	80,000	87,500
Banco Votorantim SA, 8.25% [H15T5Y+610.7] Jr. Sub. Perpetual Bonds1,2,3, [8]	115,000	115,000
Globo Comunicacao e Participacoes SA, 5.125% Sr. Sec. Nts., 3/31/27[1]	185,000	189,162
Kenan Advantage Group, Inc. (The), 7.875% Sr. Unsec. Nts., 7/31/23[1]	90,000	93,600
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75% Sr. Unsec. Nts., 6/1/25[1]	70,000	70,613
Turkiye Garanti Bankasi AS, 6.125% [USSW5+422] Sub. Nts., 5/24/27[1,2]	110,000	108,989
Yapi ve Kredi Bankasi AS, 5.85% Sr. Unsec. Nts., 6/21/24[1]	145,000	142,791
Zenith Bank plc, 7.375% Sr. Unsec. Nts., 5/30/22[1]	185,000	192,428
		1,045,733
Consumer Finance—2.5%
Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]	75,000	71,344
Ally Financial, Inc.:
4.625% Sr. Unsec. Nts., 5/19/22	40,000	42,200
5.75% Sub. Nts., 11/20/25	100,000	109,999
8.00% Sr. Unsec. Nts., 11/1/31	45,000	59,794

21        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Consumer Finance (Continued)
Financiera Independencia SAB de CV SOFOM ENR, 8.00% Sr. Unsec. Nts., 7/19/24[1]	$150,000	$154,875
Navient Corp.:
5.875% Sr. Unsec. Nts., 10/25/24	315,000	318,244
6.50% Sr. Unsec. Nts., 6/15/22	40,000	42,050
6.625% Sr. Unsec. Nts., 7/26/21	20,000	21,200
6.75% Sr. Unsec. Nts., 6/25/25	60,000	61,950
Springleaf Finance Corp.:
5.25% Sr. Unsec. Nts., 12/15/19	155,000	160,037
6.125% Sr. Unsec. Nts., 5/15/22	65,000	67,763
8.25% Sr. Unsec. Nts., 12/15/20	45,000	49,894
		1,159,350
Diversified Financial Services—0.2%
Park Aerospace Holdings Ltd., 5.50% Sr. Unsec. Nts., 2/15/24[1]	85,000	87,125
Insurance—0.4%
Credivalores-Crediservicios SAS, 9.75% Sr. Unsec. Nts., 7/27/22[1]	150,000	156,188
Genworth Holdings, Inc., 7.70% Sr. Unsec. Nts., 6/15/20	45,000	45,675
		201,863
Real Estate Investment Trusts (REITs)—2.6%
Equinix, Inc.:
5.375% Sr. Unsec. Nts., 5/15/27	55,000	59,527
5.875% Sr. Unsec. Nts., 1/15/26	90,000	97,875
Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[1]	90,000	94,725
Iron Mountain, Inc., 4.875% Sr. Unsec. Nts., 9/15/27[1]	70,000	71,925
iStar, Inc.:
5.00% Sr. Unsec. Nts., 7/1/19	35,000	35,372
5.25% Sr. Unsec. Nts., 9/15/22	65,000	65,894
6.00% Sr. Unsec. Nts., 4/1/22	115,000	119,456
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	55,000	59,263
MPT Operating Partnership LP/MPT Finance Corp.:
5.00% Sr. Unsec. Nts., 10/15/27	70,000	73,150
6.375% Sr. Unsec. Nts., 3/1/24	65,000	70,525
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25	90,000	95,287
SBA Communications Corp., 4.00% Sr. Unsec. Nts., 10/1/22[1]	60,000	60,600
Starwood Property Trust, Inc.:
4.75% Sr. Unsec. Nts., 3/15/25[1,3]	70,000	70,000
5.00% Sr. Unsec. Nts., 12/15/21	65,000	67,844
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.125% Sr. Unsec. Nts., 12/15/24[1]	65,000	59,312
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 8.25% Sr. Unsec. Nts., 10/15/23	115,000	110,687
		1,211,442

22        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Real Estate Management & Development—0.7%
Greystar Real Estate Partners LLC, 5.75% Sr. Sec. Nts., 12/1/25[1]	$90,000	$92,925
Mattamy Group Corp., 6.875% Sr. Unsec. Nts., 12/15/23[1]	40,000	42,202
Realogy Group LLC/Realogy Co.-Issuer Corp., 4.875% Sr. Unsec. Nts., 6/1/23[1]	110,000	111,375
Shea Homes LP/Shea Homes Funding Corp., 6.125% Sr. Unsec. Nts., 4/1/25[1]	90,000	94,050
		340,552
Thrifts & Mortgage Finance—0.5%
Provident Funding Associates LP/PFG Finance Corp., 6.375% Sr. Unsec. Nts., 6/15/25[1]	35,000	36,830
Quicken Loans, Inc., 5.75% Sr. Unsec. Nts., 5/1/25[1]	115,000	121,469
Radian Group, Inc., 4.50% Sr. Unsec. Nts., 10/1/24	55,000	56,667
		214,966
Health Care—7.5%
Health Care Equipment & Supplies—0.2%
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[1]	40,000	38,075
Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[1]	45,000	47,362
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[1]	10,000	10,250
		95,687
Health Care Providers & Services—4.1%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23	55,000	55,619
6.50% Sr. Unsec. Nts., 3/1/24	20,000	20,750
Centene Corp.:
4.75% Sr. Unsec. Nts., 5/15/22	140,000	146,021
6.125% Sr. Unsec. Nts., 2/15/24	20,000	21,450
CHS/Community Health Systems, Inc.:
6.25% Sr. Sec. Nts., 3/31/23	165,000	155,100
7.125% Sr. Unsec. Nts., 7/15/20	285,000	223,725
8.00% Sr. Unsec. Nts., 11/15/19	80,000	71,900
DaVita, Inc.:
5.00% Sr. Unsec. Nts., 5/1/25	25,000	25,094
5.125% Sr. Unsec. Nts., 7/15/24	120,000	122,325
HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	160,000	166,400
5.50% Sr. Sec. Nts., 6/15/47	115,000	116,725
7.50% Sr. Unsec. Nts., 2/15/22	135,000	152,739
HealthSouth Corp., 5.75% Sr. Unsec. Nts., 11/1/24	135,000	138,712
Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22	45,000	42,750
LifePoint Health, Inc., 5.375% Sr. Unsec. Nts., 5/1/24	25,000	24,594
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	95,000	97,850
Tenet Healthcare Corp.:
4.375% Sr. Sec. Nts., 10/1/21	50,000	50,250
6.75% Sr. Unsec. Nts., 6/15/23	115,000	107,956

23        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Health Care Providers & Services (Continued)
Tenet Healthcare Corp.: (Continued) 7.50% Sec. Nts., 1/1/22[1]	$45,000	$47,644
8.125% Sr. Unsec. Nts., 4/1/22	70,000	69,563
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	70,000	70,546
		1,927,713
Health Care Technology—0.2%
Telenet Finance Luxembourg Notes Sarl, 1st Lien Nts., 5.50%, 3/1/28[1,3]	70,000	69,948
Life Sciences Tools & Services—0.3%
Quintiles IMS, Inc., 4.875% Sr. Unsec. Nts., 5/15/23[1]	88,000	91,520
West Street Merger Sub, Inc., 6.375% Sr. Unsec. Nts., 9/1/25[1]	35,000	35,525
		127,045
Pharmaceuticals—2.7%
Concordia International Corp., 7.00% Sr. Unsec. Nts., 4/15/23[1]	85,000	8,925
Endo Dac/Endo Finance LLC/Endo Finco, Inc.:
6.00% Sr. Unsec. Nts., 7/15/23[1]	120,000	92,400
6.00% Sr. Unsec. Nts., 2/1/25[1]	110,000	83,600
Endo Finance LLC/Endo Finco, Inc., 5.375% Sr. Unsec. Nts., 1/15/23[1]	45,000	35,325
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[1]	20,000	19,400
5.50% Sr. Unsec. Nts., 4/15/25[1]	60,000	50,850
5.75% Sr. Unsec. Nts., 8/1/22[1]	85,000	78,837
Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[1]	30,000	31,425
Valeant Pharmaceuticals International, Inc.:
5.375% Sr. Unsec. Nts., 3/15/20[1]	20,000	19,875
5.50% Sr. Unsec. Nts., 3/1/23[1]	95,000	81,819
5.50% Sr. Sec. Nts., 11/1/25[1]	85,000	86,275
5.875% Sr. Unsec. Nts., 5/15/23[1]	110,000	96,387
6.125% Sr. Unsec. Nts., 4/15/25[1]	155,000	133,494
6.375% Sr. Unsec. Nts., 10/15/20[1]	25,000	25,062
6.75% Sr. Unsec. Nts., 8/15/21[1]	95,000	92,863
7.00% Sr. Sec. Nts., 3/15/24[1]	60,000	64,425
7.25% Sr. Unsec. Nts., 7/15/22[1]	115,000	112,269
7.50% Sr. Unsec. Nts., 7/15/21[1]	155,000	153,838
		1,267,069
Industrials—10.3%
Aerospace & Defense—1.8%
Arconic, Inc., 5.125% Sr. Unsec. Nts., 10/1/24	45,000	48,009
Bombardier, Inc.:
7.50% Sr. Unsec. Nts., 12/1/24[1]	70,000	70,763
7.50% Sr. Unsec. Nts., 3/15/25[1]	65,000	65,406
8.75% Sr. Unsec. Nts., 12/1/21[1]	150,000	166,689

24        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Aerospace & Defense (Continued)
DAE Funding LLC:
4.50% Sr. Unsec. Nts., 8/1/22[1]	$25,000	$24,938
5.00% Sr. Unsec. Nts., 8/1/24[1]	25,000	25,063
Kratos Defense & Security Solutions, Inc., 6.50% Sr. Sec. Nts., 11/30/25[1]	35,000	36,006
TransDigm, Inc.:
6.375% Sr. Sub. Nts., 6/15/26	110,000	111,925
6.50% Sr. Sub. Nts., 7/15/24	45,000	46,125
Triumph Group, Inc.:
5.25% Sr. Unsec. Nts., 6/1/22	115,000	113,131
7.75% Sr. Unsec. Nts., 8/15/25[1]	115,000	124,200
		832,255
Air Freight & Couriers—0.2%
CEVA Group plc, 7.00% Sr. Sec. Nts., 3/1/21[1]	65,000	63,050
XPO Logistics, Inc., 6.125% Sr. Unsec. Nts., 9/1/23[1]	20,000	21,200
		84,250
Airlines—0.6%
American Airlines Group, Inc., 4.625% Sr. Unsec. Nts., 3/1/20[1]	30,000	30,669
Azul Investments LLP, 5.875% Sr. Unsec. Nts., 10/26/24[1]	50,000	50,000
Latam Finance Ltd., 6.875% Sr. Unsec. Nts., 4/11/24[1]	130,000	137,280
United Continental Holdings, Inc., 4.25% Sr. Unsec. Nts., 10/1/22	65,000	65,244
		283,193
Building Products—0.4%
Standard Industries, Inc., 5.375% Sr. Unsec. Nts., 11/15/24[1]	125,000	132,187
USG Corp., 4.875% Sr. Unsec. Nts., 6/1/27[1]	35,000	36,663
		168,850
Commercial Services & Supplies—1.9%
ACCO Brands Corp., 5.25% Sr. Unsec. Nts., 12/15/24[1]	40,000	41,750
Affinion Group, Inc., 14.00% Sr. Unsec. Nts., 11/10/22[4,9]	115,914	103,163
ARD Finance SA, 7.875% Sr. Sec. Nts., 9/15/23[9]	75,000	79,680
Brink’s Co. (The), 4.625% Sr. Unsec. Nts., 10/15/27[1]	90,000	89,505
Cenveo Corp., 6.00% Sr. Sec. Nts., 8/1/19[1]	25,000	16,750
Clean Harbors, Inc., 5.125% Sr. Unsec. Nts., 6/1/21	110,000	111,650
Covanta Holding Corp.:
5.875% Sr. Unsec. Nts., 3/1/24	140,000	141,750
5.875% Sr. Unsec. Nts., 7/1/25	40,000	40,100
GFL Environmental, Inc., 5.625% Sr. Unsec. Nts., 5/1/22[1]	65,000	67,275
RR Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	110,000	114,262
TMS International Corp., 7.25% Sr. Unsec. Nts., 8/15/25[1]	25,000	26,313
West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[4]	60,000	60,900
		893,098
Construction & Engineering—0.2%
AECOM, 5.125% Sr. Unsec. Nts., 3/15/27	45,000	45,981

25        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Construction & Engineering (Continued)
Tutor Perini Corp., 6.875% Sr. Unsec. Nts., 5/1/25[1]	$65,000	$69,251
		115,232
Electrical Equipment—0.3%
Sensata Technologies BV, 5.625% Sr. Unsec. Nts., 11/1/24[1]	105,000	116,419
Vertiv Group Corp., 9.25% Sr. Unsec. Nts., 10/15/24[1]	25,000	27,250
		143,669
Industrial Conglomerates—0.2%
Citgo Holding, Inc., 10.75% Sr. Sec. Nts., 2/15/20[1]	45,000	47,812
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	40,000	41,050
		88,862
Machinery—1.5%
Allison Transmission, Inc.:
4.75% Sr. Unsec. Nts., 10/1/27[1]	20,000	20,225
5.00% Sr. Unsec. Nts., 10/1/24[1]	45,000	46,982
Amsted Industries, Inc., 5.00% Sr. Unsec. Nts., 3/15/22[4]	92,000	94,875
BlueLine Rental Finance Corp./BlueLine Rental LLC, 9.25% Sec. Nts., 3/15/24[1]	145,000	157,325
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.75% Sr. Unsec. Nts., 2/1/24	110,000	115,912
Navistar International Corp., 6.625% Sr. Unsec. Nts., 11/1/25[1]	55,000	57,097
Park-Ohio Industries, Inc., 6.625% Sr. Unsec. Nts., 4/15/27	60,000	64,725
Terex Corp., 5.625% Sr. Unsec. Nts., 2/1/25[1]	20,000	21,138
Titan International, Inc., 6.50% Sr. Sec. Nts., 11/30/23	90,000	89,748
Wabash National Corp., 5.50% Sr. Unsec. Nts., 10/1/25[1]	20,000	20,200
		688,227
Marine—0.0%
Global Ship Lease, Inc., 9.875% Sr. Sec. Nts., 11/15/22[1]	20,000	20,650
Professional Services—1.0%
Atento Luxco 1 SA, 6.125% Sr. Sec. Nts., 8/10/22[1]	230,000	240,568
Brand Industrial Services, Inc., 8.50% Sr. Unsec. Nts., 7/15/25[1]	70,000	74,396
FTI Consulting, Inc., 6.00% Sr. Unsec. Nts., 11/15/22	145,000	150,438
		465,402
Road & Rail—0.4%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[1]	70,000	69,212
DAE Funding LLC, 4.00% Sr. Unsec. Nts., 8/1/20[1]	25,000	25,169
Hertz Corp. (The):
6.75% Sr. Unsec. Nts., 4/15/19	45,000	45,000
7.375% Sr. Unsec. Nts., 1/15/21	25,000	25,188
		164,569

26        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Trading Companies & Distributors—1.5%
Aircastle Ltd., 5.00% Sr. Unsec. Nts., 4/1/23	$25,000	$26,500
American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[1]	25,000	26,507
American Tire Distributors, Inc., 10.25% Sr. Sub. Nts., 3/1/22[1]	25,000	25,687
Fly Leasing Ltd., 5.25% Sr. Unsec. Nts., 10/15/24	45,000	45,225
H&E Equipment Services, Inc., 5.625% Sr. Unsec. Nts., 9/1/25[1]	70,000	73,500
Herc Rentals, Inc.:
7.50% Sec. Nts., 6/1/22[1]	56,000	60,620
7.75% Sec. Nts., 6/1/24[1]	32,000	35,203
James Hardie International Finance DAC:
4.75% Sr. Unsec. Nts., 1/15/25[1,3]	20,000	20,320
5.00% Sr. Unsec. Nts., 1/15/28[1,3]	25,000	25,405
PQ Corp., 5.75% Sr. Unsec. Nts., 12/15/25[1,3]	20,000	20,446
Standard Industries, Inc., 6.00% Sr. Unsec. Nts., 10/15/25[1]	80,000	86,616
United Rentals North America, Inc.:
4.625% Sr. Unsec. Nts., 10/15/25	25,000	25,538
4.875% Sr. Unsec. Nts., 1/15/28	117,000	118,609
5.875% Sr. Unsec. Nts., 9/15/26	115,000	124,200
		714,376
Transportation Infrastructure—0.3%
Agile Group Holdings Ltd., 9.00% Sr. Sec. Nts., 5/21/20	150,000	159,457
Information Technology—5.9%
Communications Equipment—1.5%
CommScope Technologies LLC, 6.00% Sr. Unsec. Nts., 6/15/25[1]	50,000	53,750
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[1]	120,000	128,670
Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22	125,000	129,375
Nokia OYJ, 3.375% Sr. Unsec. Nts., 6/12/22	250,000	250,000
Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]	40,000	41,750
Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[1]	70,000	66,150
ViaSat, Inc., 5.625% Sr. Unsec. Nts., 9/15/25[1]	25,000	25,406
		695,101
Electronic Equipment, Instruments, & Components—0.3%
CDW LLC/CDW Finance Corp., 5.00% Sr. Unsec. Nts., 9/1/23	35,000	36,662
Teleflex, Inc., 4.625% Sr. Unsec. Nts., 11/15/27	45,000	46,141
TTM Technologies, Inc., 5.625% Sr. Unsec. Nts., 10/1/25[1]	65,000	66,869
		149,672
Internet Software & Services—0.6%
j2 Cloud Services LLC/j2 Global Co.-Obligor, Inc., 6.00% Sr. Unsec. Nts., 7/15/25[1]	70,000	73,150
Match Group, Inc., 5.00% Sr. Unsec. Nts., 12/15/27[1,3]	45,000	45,450
Rackspace Hosting, Inc., 8.625% Sr. Unsec. Nts., 11/15/24[1]	115,000	123,625
VeriSign, Inc., 4.75% Sr. Unsec. Nts., 7/15/27	50,000	51,813
		294,038

27        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
IT Services—1.4%
Booz Allen Hamilton, Inc., 5.125% Sr. Unsec. Nts., 5/1/25[1]	$45,000	$45,337
Conduent Finance, Inc./Conduent Business Services LLC, 10.50% Sr. Unsec. Nts., 12/15/24[1]	150,000	175,500
Everi Payments, Inc., 7.50% Sr. Unsec. Nts., 12/15/25[1,3]	90,000	90,198
Exela Intermediate LLC/Exela Finance, Inc., 10.00% Sr. Sec. Nts., 7/15/23[1]	70,000	66,063
Gartner, Inc., 5.125% Sr. Unsec. Nts., 4/1/25[1]	60,000	62,850
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[1]	75,000	76,688
IHS Markit Ltd., 4.00% Sr. Unsec. Nts., 3/1/26[1]	20,000	20,325
Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[1]	120,000	125,100
		662,061
Semiconductors & Semiconductor Equipment—0.4%
Micron Technology, Inc., 5.50% Sr. Unsec. Nts., 2/1/25	10,000	10,603
NXP BV/NXP Funding LLC, 4.625% Sr. Unsec. Nts., 6/1/23[1]	115,000	121,775
Versum Materials, Inc., 5.50% Sr. Unsec. Nts., 9/30/24[1]	25,000	26,812
		159,190
Software—1.1%
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]	115,000	116,977
Dell International LLC/EMC Corp.:
5.875% Sr. Unsec. Nts., 6/15/21[1]	60,000	62,550
7.125% Sr. Unsec. Nts., 6/15/24[1]	65,000	70,552
Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[1]	50,000	51,250
Symantec Corp., 5.00% Sr. Unsec. Nts., 4/15/25[1]	40,000	42,000
TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[1]	70,000	76,300
Veritas US, Inc./Veritas Bermuda Ltd., 7.50% Sr. Sec. Nts., 2/1/23[1]	75,000	78,938
		498,567
Technology Hardware, Storage & Peripherals—0.6%
Harland Clarke Holdings Corp., 8.375% Sr. Sec. Nts., 8/15/22[1]	75,000	78,375
NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23	45,000	47,531
West Corp., 8.50% Sr. Unsec. Nts., 10/15/25[1]	55,000	53,831
Western Digital Corp., 10.50% Sr. Unsec. Nts., 4/1/24	85,000	98,866
		278,603
Materials—8.7%
Chemicals—2.4%
CF Industries, Inc., 4.95% Sr. Unsec. Nts., 6/1/43	45,000	42,637
Chemours Co. (The):
5.375% Sr. Unsec. Nts., 5/15/27	30,000	31,350
6.625% Sr. Unsec. Nts., 5/15/23	55,000	58,437
CVR Partners LP/CVR Nitrogen Finance Corp., 9.25% Sec. Nts., 6/15/23[1]	15,000	15,956
Hexion, Inc.:
6.625% Sr. Sec. Nts., 4/15/20	170,000	150,875
10.375% Sr. Sec. Nts., 2/1/22[1]	90,000	83,277
Inkia Energy Ltd., 5.875% Sr. Unsec. Nts., 11/9/27[1]	200,000	202,000

28        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Chemicals (Continued)
Koppers, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[1]	$45,000	$48,445
Kraton Polymers LLC/Kraton Polymers Capital Corp.:
7.00% Sr. Unsec. Nts., 4/15/25[1]	20,000	21,650
10.50% Sr. Unsec. Nts., 4/15/23[1]	20,000	22,750
NOVA Chemicals Corp.:
4.875% Sr. Unsec. Nts., 6/1/24[1]	25,000	25,329
5.25% Sr. Unsec. Nts., 8/1/23[1]	40,000	41,300
Platform Specialty Products Corp., 6.50% Sr. Unsec. Nts., 2/1/22[1]	60,000	62,175
Rain CII Carbon LLC/CII Carbon Corp., 7.25% Sec. Nts., 4/1/25[1]	140,000	154,087
Tronox Finance plc, 5.75% Sr. Unsec. Nts., 10/1/25[1]	45,000	46,913
Valvoline, Inc., 4.375% Sr. Unsec. Nts., 8/15/25[1]	45,000	45,394
Venator Finance Sarl/Venator Materials LLC, 5.75% Sr. Unsec. Nts., 7/15/25[1]	70,000	74,025
		1,126,600
Construction Materials—0.2%
Summit Materials LLC/Summit Materials Finance Corp., 5.125% Sr. Unsec. Nts., 6/1/25[1]	25,000	25,562
US Concrete, Inc., 6.375% Sr. Unsec. Nts., 6/1/24	65,000	70,038
		95,600
Containers & Packaging—2.0%
BWAY Holding Co., 7.25% Sr. Unsec. Nts., 4/15/25[1]	25,000	25,969
Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[1]	95,000	95,712
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	85,000	88,969
Graphic Packaging International, Inc., 4.125% Sr. Unsec. Nts., 8/15/24	70,000	73,325
Klabin Finance SA, 4.875% Sr. Unsec. Nts., 9/19/27[1]	200,000	198,640
Owens-Brockway Glass Container, Inc., 5.00% Sr. Unsec. Nts., 1/15/22[1]	45,000	47,531
Plastipak Holdings, Inc., 6.25% Sr. Unsec. Nts., 10/15/25[1]	65,000	66,462
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.125% Sr. Sec. Nts., 7/15/23[1]	70,000	72,713
7.00% Sr. Unsec. Nts., 7/15/24[1]	120,000	128,976
Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]	55,000	58,575
5.125% Sr. Unsec. Nts., 12/1/24[1]	55,000	59,263
6.875% Sr. Unsec. Nts., 7/15/33[1]	25,000	29,188
		945,323
Metals & Mining—3.2%
AK Steel Corp.:
6.375% Sr. Unsec. Nts., 10/15/25	115,000	112,412
7.00% Sr. Unsec. Nts., 3/15/27	55,000	54,736
Alcoa Nederland Holding BV:
6.75% Sr. Unsec. Nts., 9/30/24[1]	20,000	22,106

29        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Metals & Mining (Continued)
Alcoa Nederland Holding BV: (Continued) 7.00% Sr. Unsec. Nts., 9/30/26[1]	$20,000	$22,700
Aleris International, Inc.:
7.875% Sr. Unsec. Nts., 11/1/20	116,000	114,260
9.50% Sr. Sec. Nts., 4/1/21[1]	45,000	47,587
Allegheny Technologies, Inc., 7.875% Sr. Unsec. Nts., 8/15/23	45,000	49,106
Coeur Mining, Inc., 5.875% Sr. Unsec. Nts., 6/1/24	70,000	69,738
Constellium NV:
5.75% Sr. Unsec. Nts., 5/15/24[1]	45,000	46,688
5.875% Sr. Unsec. Nts., 2/15/26[1]	20,000	20,775
6.625% Sr. Unsec. Nts., 3/1/25[1]	45,000	47,925
First Quantum Minerals Ltd., 7.25% Sr. Unsec. Nts., 4/1/23[1]	60,000	63,413
Freeport-McMoRan, Inc.:
4.55% Sr. Unsec. Nts., 11/14/24	50,000	50,125
5.40% Sr. Unsec. Nts., 11/14/34	80,000	78,200
5.45% Sr. Unsec. Nts., 3/15/43	45,000	42,849
Hudbay Minerals, Inc., 7.625% Sr. Unsec. Nts., 1/15/25[1]	40,000	44,350
Kinross Gold Corp., 4.50% Sr. Unsec. Nts., 7/15/27[1]	70,000	70,700
Nord Gold SE, 6.375% Sr. Unsec. Nts., 5/7/18[1]	195,000	198,510
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125% Sec. Nts., 11/1/22[1]	35,000	36,225
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50% Sr. Unsec. Nts., 6/15/25[1]	25,000	26,469
Teck Resources Ltd.:
5.20% Sr. Unsec. Nts., 3/1/42	105,000	104,475
6.125% Sr. Unsec. Nts., 10/1/35	45,000	50,850
United States Steel Corp., 6.875% Sr. Unsec. Nts., 8/15/25	45,000	46,791
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23[4]	60,000	67,350
		1,488,340
Paper & Forest Products—0.9%
Clearwater Paper Corp., 5.375% Sr. Unsec. Nts., 2/1/25[1]	85,000	85,850
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	15,000	15,675
Mercer International, Inc.:
6.50% Sr. Unsec. Nts., 2/1/24	45,000	47,644
7.75% Sr. Unsec. Nts., 12/1/22	55,000	58,369
Suzano Austria GmbH, 5.75% Sr. Unsec. Nts., 7/14/26[1]	205,000	222,835
		430,373
Telecommunication Services—6.0%
Diversified Telecommunication Services—3.4%
Axtel SAB de CV, 6.375% Sr. Unsec. Nts., 11/14/24[1]	240,000	244,800
CB Escrow Corp., 8.00% Sr. Unsec. Nts., 10/15/25[1]	25,000	25,250
CenturyLink, Inc.:
5.625% Sr. Unsec. Nts., 4/1/25	65,000	57,736
Series S, 6.45% Sr. Unsec. Nts., 6/15/21	50,000	49,906
Series Y, 7.50% Sr. Unsec. Nts., 4/1/24	110,000	107,525
Cincinnati Bell Telephone Co. LLC, 6.30% Sr. Unsec. Nts., 12/1/28	60,000	60,300

30        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
Frontier Communications Corp.:
8.75% Sr. Unsec. Nts., 4/15/22	$45,000	$33,637
10.50% Sr. Unsec. Nts., 9/15/22	190,000	151,050
11.00% Sr. Unsec. Nts., 9/15/25	120,000	92,700
Level 3 Financing, Inc.:
5.25% Sr. Unsec. Nts., 3/15/26	115,000	113,059
5.625% Sr. Unsec. Nts., 2/1/23	45,000	45,619
Qwest Capital Funding, Inc., 7.75% Sr. Unsec. Nts., 2/15/31	20,000	17,650
Qwest Corp., 6.875% Sr. Unsec. Nts., 9/15/33	60,000	56,696
T-Mobile USA, Inc.:
4.00% Sr. Unsec. Nts., 4/15/22	55,000	56,650
5.125% Sr. Unsec. Nts., 4/15/25	55,000	57,613
5.375% Sr. Unsec. Nts., 4/15/27	30,000	32,175
6.00% Sr. Unsec. Nts., 4/15/24	90,000	96,075
Windstream Services LLC/Windstream Finance Corp.:
6.375% Sr. Unsec. Nts., 8/1/23	60,000	40,800
7.75% Sr. Unsec. Nts., 10/15/20	13,000	11,310
8.625% Sr. Sec. Nts., 10/31/25	114,000	111,437
Zayo Group LLC/Zayo Capital, Inc.:
5.75% Sr. Unsec. Nts., 1/15/27[1]	20,000	20,650
6.00% Sr. Unsec. Nts., 4/1/23	115,000	120,463
		1,603,101
Wireless Telecommunication Services—2.6%
C&W Senior Financing Designated Activity Co., 6.875% Sr. Unsec. Nts., 9/15/27[1]	200,000	210,375
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[1]	200,000	193,202
Sprint Capital Corp., 6.875% Sr. Unsec. Nts., 11/15/28	22,363	23,006
Sprint Communications, Inc.:
6.00% Sr. Unsec. Nts., 11/15/22	170,000	171,912
7.00% Sr. Unsec. Nts., 3/1/20[1]	50,000	53,687
Sprint Corp.:
7.125% Sr. Unsec. Nts., 6/15/24	210,000	218,269
7.875% Sr. Unsec. Nts., 9/15/23	170,000	183,600
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22[4]	105,000	107,363
Wind Tre SpA, 5.00% Sr. Sec. Nts., 1/20/26	65,000	62,505
		1,223,919
Utilities—4.9%
Electric Utilities—0.7%
Capex SA, 6.875% Sr. Unsec. Nts., 5/15/24[1]	200,000	208,736
Intelsat Jackson Holdings SA, 9.75% Sr. Unsec. Nts., 7/15/25[1]	70,000	67,725
NextEra Energy Operating Partners LP:
4.25% Sr. Unsec. Nts., 9/15/24[1]	20,000	20,300
4.50% Sr. Unsec. Nts., 9/15/27[1]	25,000	25,125
		321,886

31        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Gas Utilities—0.4%
Ferrellgas LP/Ferrellgas Finance Corp.:
6.50% Sr. Unsec. Nts., 5/1/21	$50,000	$47,625
6.75% Sr. Unsec. Nts., 6/15/23	70,000	65,275
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.875% Sr. Unsec. Nts., 3/1/27	55,000	54,037
		166,937
Independent Power and Renewable Electricity Producers—2.8%
AES Corp.:
5.50% Sr. Unsec. Nts., 3/15/24	45,000	47,362
6.00% Sr. Unsec. Nts., 5/15/26	80,000	87,200
Azure Power Energy Ltd., 5.50% Sr. Sec. Nts., 11/3/22[1]	215,000	220,220
Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[1]	70,000	71,138
5.75% Sr. Unsec. Nts., 1/15/25	110,000	106,425
Dynegy, Inc.:
8.00% Sr. Unsec. Nts., 1/15/25[1]	145,000	160,225
8.125% Sr. Unsec. Nts., 1/30/26[1]	115,000	128,081
GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18[5]	120,000	85,800
Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 10.06%, 12/30/28	43,843	42,747
NRG Energy, Inc.:
5.75% Sr. Unsec. Nts., 1/15/28[1,3]	45,000	45,000
6.625% Sr. Unsec. Nts., 1/15/27	55,000	59,538
7.25% Sr. Unsec. Nts., 5/15/26	100,000	110,625
Talen Energy Supply LLC:
4.60% Sr. Unsec. Nts., 12/15/21	45,000	42,075
4.625% Sr. Unsec. Nts., 7/15/19[1]	9,000	9,293
TerraForm Power Operating LLC:
4.25% Sr. Unsec. Nts., 1/31/23[1,3]	60,000	60,225
5.00% Sr. Unsec. Nts., 1/31/28[1,3]	35,000	35,175
		1,311,129
Multi-Utilities—0.4%
AssuredPartners, Inc., 7.00% Sr. Unsec. Nts., 8/15/25[1]	27,000	27,270
InterGen NV, 7.00% Sr. Sec. Nts., 6/30/23[1]	55,000	53,488
NGPL PipeCo LLC:
4.875% Sr. Unsec. Nts., 8/15/27[1]	35,000	36,467
7.768% Sr. Unsec. Nts., 12/15/37[1]	70,000	86,800
		204,025
Water Utilities—0.6%
Aegea Finance Sarl, 5.75% Sr. Unsec. Nts., 10/10/24[1]	290,000	296,887
Total Corporate Bonds and Notes (Cost $42,578,568)		43,200,957

	Shares
Preferred Stock—0.0%
Peabody Energy Corp., 8.50% Cv., Series A, Vtg. (Cost $5,043)	192	11,865

32        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Shares	Value
Common Stocks—0.9%
Carrizo Oil & Gas, Inc.[10]	743	$14,361
Dynegy, Inc.[10]	5,440	65,987
Newfield Exploration Co.[10]	689	21,311
Parsley Energy, Inc., Cl. A10	826	22,186
Peabody Energy Corp.[10]	1,621	53,995
Quicksilver Resources, Inc.[7,10]	155,000	2,922
Range Resources Corp.	1,539	27,733
RSP Permian, Inc.[10]	638	23,434
Schlumberger Ltd.	335	21,055
SM Energy Co.	862	17,792
Valeant Pharmaceuticals International, Inc.[10]	7,157	119,880
Total Common Stocks (Cost $562,059)		390,656

	Units
Rights, Warrants and Certificates—0.0%
Affinion Group Wts., Strike Price $1, Exp. 11/10/22[7,10] (Cost $4,061)	432	4,130

	Shares
Investment Company—5.1%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.03%[11,12] (Cost $2,377,298)	2,377,298	2,377,298
Total Investments, at Value (Cost $45,868,273)	99.0%	46,321,738
Net Other Assets (Liabilities)	1.0	489,870
Net Assets	100.0%	$46,811,608

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $24,725,112 or 52.82% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

4. Restricted security. The aggregate value of restricted securities at period end was $690,357, which represents 1.47% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22	11/14/13- 11/10/17	$104,177	$103,163	$(1,014)
American Greetings Corp., 7.875% Sr. Unsec. Nts., 2/15/25	2/2/17	90,174	98,100	7,926
Amsted Industries, Inc., 5.00% Sr. Unsec. Nts., 3/15/22	4/25/14- 12/30/14	91,106	94,875	3,769
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	3/11/15	61,182	62,700	1,518

33        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23	1/22/16-1/27/16	$85,815	$95,906	$10,091
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22	4/21/17	104,481	107,363	2,882
West Corp., 5.375% Sr. Unsec. Nts., 7/15/22	1/9/15	58,806	60,900	2,094
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23	12/8/16	65,266	67,350	2,084

		$661,007	$690,357	$29,350

5. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

6. Security received as the result of issuer reorganization.

7. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

9. Interest or dividend is paid-in-kind, when applicable.

10. Non-income producing security.

11. Rate shown is the 7-day yield at period end.

12. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares May 31, 2017	Gross Additions	Gross Reductions	Shares November 30, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	3,090,162	11,931,765	12,644,629	2,377,298

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$2,377,298	$9,910	$—	$—

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$36,307,214	78.4%
Canada	1,644,487	3.6
Brazil	1,335,500	2.9

34        OPPENHEIMER GLOBAL HIGH YIELD FUND

Geographic Holdings (Continued)	Value	Percent
Netherlands	$567,643	1.2%
Ireland	500,285	1.1
Mexico	487,175	1.1
Luxembourg	442,211	1.0
Russia	433,848	0.9
Bermuda	346,364	0.8
United Kingdom	342,357	0.7
Argentina	328,436	0.7
Israel	281,875	0.6
Chile	275,795	0.6
Turkey	251,780	0.5
Finland	250,000	0.5
Spain	240,568	0.5
United Arab Emirates	239,229	0.5
India	220,220	0.5
Singapore	214,520	0.5
New Zealand	201,689	0.4
Jamaica	193,202	0.4
Nigeria	192,428	0.4
China	159,457	0.4
Colombia	156,188	0.3
Belarus	136,688	0.3
Belgium	132,648	0.3
Mauritius	128,670	0.3
Ukraine	98,740	0.2
Italy	62,505	0.1
Bahamas	48,713	0.1
Australia	45,650	0.1
France	35,328	0.1
Macau	20,325	0.0

Total	$46,321,738	100.0%

Glossary:

Definitions
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
H15T10Y	US Treasury Yield Curve Rate T Note Constant Maturity 10 Year
ICE	Intercontinental Exchange
LIBOR12	London Interbank Offered Rate-Monthly
LIBOR4	London Interbank Offered Rate-Quarterly
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

See accompanying Notes to Consolidated Financial Statements.

35        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES November 30, 2017 Unaudited

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $43,490,975)	$43,944,440
Affiliated companies (cost $2,377,298)	2,377,298

46,321,738
Cash	831,017
Receivables and other assets:
Interest, dividends and principal paydowns	686,894
Shares of beneficial interest sold	14,932
Investments sold on a when-issued or delayed delivery basis	7,888
Other	11,184

Total assets	47,873,653
Liabilities
Payables and other liabilities:
Investments purchased (including $691,936 purchased on a when-issued or delayed delivery basis)	711,937
Shares of beneficial interest redeemed	231,776
Shareholder communications	9,223
Distribution and service plan fees	6,266
Dividends	5,686
Trustees’ compensation	5,195
Other	91,962

Total liabilities	1,062,045
Net Assets	$46,811,608

Composition of Net Assets
Par value of shares of beneficial interest	$4,942
Additional paid-in capital	49,133,541
Accumulated net investment loss	(109,868)
Accumulated net realized loss on investments	(2,670,472)
Net unrealized appreciation on investments	453,465

Net Assets	$46,811,608

36        OPPENHEIMER GLOBAL HIGH YIELD FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $21,435,118 and 2,262,344 shares of beneficial interest outstanding)	$9.47

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.94

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $7,284,142 and 769,268 shares of beneficial interest outstanding)	$9.47

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $13,851,441 and 1,462,414 shares of beneficial interest outstanding)	$9.47

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,902,622 and 200,782 shares of beneficial interest outstanding)	$9.48

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $2,338,285 and 246,732 shares of beneficial interest outstanding)	$9.48

See accompanying Notes to Consolidated Financial Statements.

37        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Six Months Ended November 30, 2017 Unaudited

Investment Income
Interest (net of foreign withholding taxes of $739)	$ 1,457,594
Dividends:
Unaffiliated companies	5,076
Affiliated companies	9,910
Total investment income	1,472,580
Expenses
Management fees	179,578
Distribution and service plan fees:
Class A	23,502
Class C	34,845
Class R	4,013
Transfer and shareholder servicing agent fees:
Class A	26,906
Class C	7,729
Class I	1,804
Class R	1,862
Class Y	2,365
Shareholder communications:
Class A	5,305
Class C	2,430
Class R	1,056
Class Y	262
Legal, auditing and other professional fees	54,216
Custodian fees and expenses	28,747
Trustees’ compensation	11,436
Borrowing fees	779
Other	8,241
Total expenses	395,076
Less reduction to custodian expenses	(115)
Less waivers and reimbursements of expenses	(106,903)
Net expenses	288,058
Net Investment Income	1,184,522
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investment transactions in unaffiliated companies	138,433
Option contracts written	11,608
Short positions	721
Net realized gain	150,762
Net change in unrealized appreciation/depreciation on investment transactions in unaffiliated companies	(305,360)
Net Increase in Net Assets Resulting from Operations	$ 1,029,924

See accompanying Notes to Consolidated Financial Statements.

38        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2017 (Unaudited)	Year Ended May 31, 2017
Operations
Net investment income	$1,184,522	$ 2,602,402
Net realized gain	150,762	742,649
Net change in unrealized appreciation/depreciation	(305,360)	1,997,822

Net increase in net assets resulting from operations	1,029,924	5,342,873
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(616,312)	(1,417,844)
Class C	(153,177)	(255,252)
Class I	(326,198)	(849,124)
Class R	(40,765)	(42,712)
Class Y	(57,601)	(55,617)

	(1,194,053)	(2,620,549)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(5,863,157)	(2,264,834)
Class C	241,612	2,353,378
Class I	4,051,757	(13,371,128)
Class R	365,356	950,600
Class Y	113,857	1,535,068

	(1,090,575)	(10,796,916)
Net Assets
Total decrease	(1,254,704)	(8,074,592)
Beginning of period	48,066,312	56,140,904

End of period (including accumulated net investment loss of $109,868 and $ 100,337, respectively)	$46,811,608	$ 48,066,312

See accompanying Notes to Consolidated Financial Statements.

39        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended November 30, 2017 (Unaudited)	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Period Ended May 30, 2014[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.51	$9.07	$9.75	$10.25	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.24	0.45	0.44	0.49	0.26
Net realized and unrealized gain (loss)	(0.04)	0.45	(0.67)	(0.50)	0.25
Total from investment operations	0.20	0.90	(0.23)	(0.01)	0.51
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.46)	(0.45)	(0.49)	(0.26)
Net asset value, end of period	$9.47	$9.51	$9.07	$9.75	$10.25

Total Return, at Net Asset Value[4]	2.13%	10.08%	(2.22)%	(0.07)%	5.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,435	$27,376	$28,286	$31,973	$31,950
Average net assets (in thousands)	$24,325	$29,041	$28,307	$31,185	$27,035
Ratios to average net assets:[5]
Net investment income	5.01%	4.85%	4.90%	4.94%	4.64%
Expenses excluding specific expenses listed below	1.65%	1.59%	1.56%	1.40%	1.49%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%
Total expenses	1.65%[7]	1.59%[7]	1.56%[7]	1.40%	1.49%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.20%	1.21%	1.24%	1.15%	1.15%
Portfolio turnover rate	33%	89%	54%	67%	103%

40        OPPENHEIMER GLOBAL HIGH YIELD FUND

1. Represents the last business day of the Fund’s reporting period.

2. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2017	1.65%
Year Ended May 31, 2017	1.59%
Year Ended May 31, 2016	1.57%

See accompanying Notes to Consolidated Financial Statements.

41        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended November 30, 2017 (Unaudited)	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Period Ended May 30, 2014[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.50	$9.06	$9.75	$10.25	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.21	0.39	0.38	0.42	0.24
Net realized and unrealized gain (loss)	(0.03)	0.44	(0.68)	(0.50)	0.24
Total from investment operations	0.18	0.83	(0.30)	(0.08)	0.48
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.39)	(0.39)	(0.42)	(0.23)
Net asset value, end of period	$9.47	$9.50	$9.06	$9.75	$10.25

Total Return, at Net Asset Value[4]	1.88%	9.33%	(3.00)%	(0.76)%	4.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,284	$7,070	$4,458	$3,876	$1,576
Average net assets (in thousands)	$7,006	$6,056	$4,083	$2,632	$543
Ratios to average net assets:[5]
Net investment income	4.32%	4.18%	4.21%	4.24%	4.22%
Expenses excluding specific expenses listed below	2.48%	2.55%	2.59%	2.56%	3.42%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%
Total expenses	2.48%[7]	2.55%[7]	2.59%[7]	2.56%	3.42%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.90%	1.91%	1.94%	1.85%	1.85%
Portfolio turnover rate	33%	89%	54%	67%	103%

42        OPPENHEIMER GLOBAL HIGH YIELD FUND

1. Represents the last business day of the Fund’s reporting period.

2. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2017	2.48%
Year Ended May 31, 2017	2.55%
Year Ended May 31, 2016	2.60%

See accompanying Notes to Consolidated Financial Statements.

43        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended November 30, 2017 (Unaudited)	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Period Ended May 30, 2014[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.50	$9.07	$9.75	$10.25	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.26	0.48	0.47	0.49	0.28
Net realized and unrealized gain (loss)	(0.03)	0.44	(0.67)	(0.47)	0.25
Total from investment operations	0.23	0.92	(0.20)	0.02	0.53
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.49)	(0.48)	(0.52)	(0.28)
Net asset value, end of period	$9.47	$9.50	$9.07	$9.75	$10.25

Total Return, at Net Asset Value[4]	2.42%	10.34%	(1.87)%	0.28%	5.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,852	$9,843	$22,186	$15,272	$10
Average net assets (in thousands)	$12,027	$16,472	$20,034	$7,400	$10
Ratios to average net assets:[5]
Net investment income	5.37%	5.12%	5.26%	5.13%	4.89%
Expenses excluding specific expenses listed below	1.23%	1.18%	1.27%	1.07%	1.16%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses	1.23%[7]	1.18%[7]	1.27%[7]	1.07%	1.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	0.86%	0.89%	0.80%	0.80%
Portfolio turnover rate	33%	89%	54%	67%	103%

44        OPPENHEIMER GLOBAL HIGH YIELD FUND

1. Represents the last business day of the Fund’s reporting period.

2. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2017	1.23%
Year Ended May 31, 2017	1.18%
Year Ended May 31, 2016	1.28%

See accompanying Notes to Consolidated Financial Statements.

45        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended November 30, 2017 (Unaudited)	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Period Ended May 30, 2014[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.51	$9.07	$9.75	$10.25	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.23	0.44	0.42	0.46	0.26
Net realized and unrealized gain (loss)	(0.03)	0.43	(0.67)	(0.50)	0.24
Total from investment operations	0.20	0.87	(0.25)	(0.04)	0.50
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.43)	(0.43)	(0.46)	(0.25)
Net asset value, end of period	$9.48	$9.51	$9.07	$9.75	$10.25

Total Return, at Net Asset
Value[4]	2.11%	9.81%	(2.46)%	(0.31)%	5.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,903	$1,542	$554	$379	$116
Average net assets (in thousands)	$1,691	$908	$447	$234	$47
Ratios to average net assets:[5]
Net investment income	4.76%	4.66%	4.65%	4.68%	4.60%
Expenses excluding specific expenses listed below	2.01%	2.39%	2.37%	2.45%	1.86%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%
Total expenses	2.01%[7]	2.39%[7]	2.37%[7]	2.45%	1.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.45%	1.46%	1.49%	1.39%	1.40%
Portfolio turnover rate	33%	89%	54%	67%	103%

46        OPPENHEIMER GLOBAL HIGH YIELD FUND

1. Represents the last business day of the Fund’s reporting period.

2. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2017	2.01%
Year Ended May 31, 2017	2.39%
Year Ended May 31, 2016	2.38%

See accompanying Notes to Consolidated Financial Statements.

47        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended November 30, 2017 (Unaudited)	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Period Ended May 30, 2014[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.51	$9.07	$9.75	$10.25	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.25	0.48	0.47	0.52	0.29
Net realized and unrealized gain (loss)	(0.02)	0.45	(0.67)	(0.50)	0.24
Total from investment operations	0.23	0.93	(0.20)	0.02	0.53
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.49)	(0.48)	(0.52)	(0.28)
Net asset value, end of period	$9.48	$9.51	$9.07	$9.75	$10.25

Total Return, at Net Asset Value[4]	2.39%	10.41%	(1.92)%	0.23%	5.35%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,338	$2,235	$657	$1,132	$591
Average net assets (in thousands)	$2,146	$1,068	$707	$724	$219
Ratios to average net assets:[5]
Net investment income	5.31%	5.18%	5.18%	5.25%	5.20%
Expenses excluding specific expenses listed below	1.44%	1.42%	1.50%	1.50%	1.62%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%
Total expenses	1.44%[7]	1.42%[7]	1.50%[7]	1.50%	1.62%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%	0.91%	0.94%	0.84%	0.84%
Portfolio turnover rate	33%	89%	54%	67%	103%

48        OPPENHEIMER GLOBAL HIGH YIELD FUND

1. Represents the last business day of the Fund’s reporting period.

2. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2017	1.44%
Year Ended May 31, 2017	1.42%
Year Ended May 31, 2016	1.51%

See accompanying Notes to Consolidated Financial Statements.

49        OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS November 30, 2017 Unaudited

1. Organization

Oppenheimer Global High Yield Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global High Yield Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 10,800 shares with net assets of $522,011 in the Subsidiary.

50        OPPENHEIMER GLOBAL HIGH YIELD FUND

2. Significant Accounting Policies (Continued)

Other financial information at period end:

Total market value of investments	$	—*
Net assets		$522,011
Net income (loss)		$(12,541)
Net realized gain (loss)		$—
Net change in unrealized appreciation/depreciation		$—

*At period end, the Subsidiary only held cash.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore,

51        OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (continued)

a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended May 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities

52        OPPENHEIMER GLOBAL HIGH YIELD FUND

2. Significant Accounting Policies (continued)

(typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended May 31, 2017, the Fund utilized $794,878 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October foreign currency losses of $17,500, which were deferred. Details of the fiscal year ended May 31, 2017 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
No expiration	$2,818,149

At period end, it is estimated that the capital loss carryforwards would be $2,684,887, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $150,762 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable,

53        OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (continued)

is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$45,868,273

Gross unrealized appreciation	$1,530,301
Gross unrealized depreciation	(1,076,836)

Net unrealized appreciation	$453,465

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

54        OPPENHEIMER GLOBAL HIGH YIELD FUND

3. Securities Valuation (continued)

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

55        OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Foreign Government Obligation	$—	$98,740	$—	$98,740
Corporate Loans	—	238,092	—	238,092
Corporate Bonds and Notes	—	43,200,957	—	43,200,957
Preferred Stock	—	11,865	—	11,865
Common Stocks	387,734	—	2,922	390,656
Rights, Warrants and Certificates	—	—	4,130	4,130
Investment Company	2,377,298	—	—	2,377,298

Total Assets	$2,765,032	$43,549,654	$7,052	$ 46,321,738

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

56        OPPENHEIMER GLOBAL HIGH YIELD FUND

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

57        OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (continued)

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$691,936
Sold securities	7,888

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets

58        OPPENHEIMER GLOBAL HIGH YIELD FUND

4. Investments and Risks (continued)

may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$112,764
Market Value	$85,800
Market Value as % of Net Assets	0.18%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. Related parties owned 29% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of

59        OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (continued)

assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is

60        OPPENHEIMER GLOBAL HIGH YIELD FUND

6. Use of Derivatives (continued)

using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $2,838 purchased put options.

At period end, the Fund had no purchased options outstanding.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing

61        OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (continued)

above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contact. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $1,602 written put options.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no written options outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

62        OPPENHEIMER GLOBAL HIGH YIELD FUND

6. Use of Derivatives (continued)

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives	Investment
Not Accounted	transactions	Option
for as Hedging	in unaffiliated	contracts
Instruments	companies*	written	Total
Equity contracts	$ (22,172)	$ 11,608	$ (10,564)

* Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

63        OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

7. Shares of Beneficial Interest (continued)

Six Months Ended November 30, 2017			Year Ended May 31, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	485,567	$4,612,998	1,241,015	$11,614,353
Dividends and/or distributions reinvested	53,021	503,742	78,182	733,792
Redeemed	(1,155,857)	(10,979,897)	(1,558,752)	(14,612,979)
Net decrease	(617,269)	$(5,863,157)	(239,555)	$(2,264,834)

Class C
Sold	117,342	$1,114,828	421,151	$3,936,180
Dividends and/or distributions reinvested	15,748	149,482	26,423	247,806
Redeemed	(107,909)	(1,022,698)	(195,360)	(1,830,608)
Net increase	25,181	$241,612	252,214	$2,353,378

Class I
Sold	392,557	$3,726,961	270,905	$2,524,496
Dividends and/or distributions reinvested	34,322	325,941	90,842	848,635
Redeemed	(120)	(1,145)	(1,773,246)	(16,744,259)
Net increase (decrease)	426,759	$4,051,757	(1,411,499)	$(13,371,128)

Class R
Sold	44,817	$424,875	116,905	$1,098,356
Dividends and/or distributions reinvested	4,255	40,436	4,465	41,977
Redeemed	(10,543)	(99,955)	(20,225)	(189,733)
Net increase	38,529	$365,356	101,145	$950,600

Class Y
Sold	109,977	$1,045,805	234,043	$2,208,851
Dividends and/or distributions reinvested	6,031	57,303	5,861	55,107
Redeemed	(104,312)	(989,251)	(77,308)	(728,890)
Net increase	11,696	$113,857	162,596	$1,535,068

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$15,226,758	$14,493,479

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

64        OPPENHEIMER GLOBAL HIGH YIELD FUND

9. Fees and Other Transactions with Affiliates (continued)

Fee Schedule
Up to $500 million	0.75%
Next $500 million	0.70
Next $3 billion	0.65
Over $4 billion	0.60

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.75% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets

65        OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (continued)

and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class C	Class R
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Six Months Ended	Distributor	Distributor	Distributor	Distributor
November 30, 2017	$13,604	$140	$712	$—

66        OPPENHEIMER GLOBAL HIGH YIELD FUND

9. Fees and Other Transactions with Affiliates (continued)

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive a portion of its management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) will not exceed 1.15% of average annual net assets for Class A shares, 1.85% for Class C shares, 0.80% for Class I shares, 1.40% for Class R shares and 0.85% for Class Y shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$42,915
Class C	16,537
Class I	16,872
Class R	3,867
Class Y	4,625

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $1,987. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$1,835
Class C	527
Class R	127
Class Y	161

This fee waiver and/or reimbursement may be terminated at any time.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $1,116 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective September 28, 2017, the Manager, upon discussion with the Board, has voluntarily agreed to reduce its management fee by 0.20% of the Fund’s daily net assets. The

67        OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (continued)

management fee reduction is a voluntary undertaking and may be terminated by the Manager in consultation with the Board at any time. During the reporting period, the Manager waived fees and/or reimbursed the Fund $16,334.

10. Borrowings and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations.

At period end, the Fund had no outstanding securities sold short.

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

68        OPPENHEIMER GLOBAL HIGH YIELD FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

69        OPPENHEIMER GLOBAL HIGH YIELD FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michael Mata, Christopher Kelly and Ruta Ziverte, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund and the Managers, including comparative performance information. The Board also reviewed information, prepared by the Managers and the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail high yield bond funds. The Board noted that the Fund underperformed its category median for the one- and three-year periods. The Board also considered, however, that the Fund was launched on November 8, 2013 and does not yet have a five-year performance record.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Managers and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail high yield bond funds with comparative asset levels and distribution features. The Board noted that the Fund’s contractual management fee and total expenses were higher than its peer group medians and its category medians. The Board noted, however, that the Adviser has contractually agreed to waive fees and/or reimburse the Fund so that total expenses, as a percentage of average daily net assets, will not exceed the following annual rates: 1.15% for Class A shares, 1.85% for Class C shares, 1.40% for Class R shares, 0.85% for Class Y shares and 0.80% for Class I shares. The Board noted that this fee waiver may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board. After discussions with the Fund’s Board, the Adviser has contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Adviser or its affiliates. Effective September 28, 2017, the Manager, upon discussion with the Board,

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has voluntarily agreed to reduce its management fee by 0.20% of the Fund’s daily net assets. The management fee reduction is a voluntary undertaking and may be terminated by the Manager in consultation with the Board at any time.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800. CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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OPPENHEIMER GLOBAL HIGH YIELD FUND

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Michael A. Mata, Vice President
Chris Kelly, Vice President
Ruta Ziverte, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

74        OPPENHEIMER GLOBAL HIGH YIELD FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set.

It scrambles data with a secret code so that no one can make sense of it while it is being transmitted.

When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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OppenheimerFunds® The Right Way to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.
Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS1350.001.1117 January 23, 2018

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company

and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global High Yield Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/10/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/10/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	1/10/2018